EXHIBIT 10.4
* Indicates confidential information has been omitted and filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO TRADEMARK LICENSE AGREEMENT

THIS FIRST AMENDMENT TO TRADEMARK LICENSE AGREEMENT is made and entered into as of January 4, 2013 between Del MONTE CORPORATION (“LICENSOR”), and COFFEE HOLDING CO., INC., (“LICENSEE”), and is intended to modify that certain Trademark License Agreement effective February 4, 2004 between LICENSOR and LICENSEE (the “Agreement”). All capitalized and defined terms in the Agreement shall apply to this Amendment.

Now, therefore, in consideration of the mutual covenants and agreements contained herein, LICENSOR and LICENSEE agree to amend the Agreement as follows:

AMENDMENTS:

1)	Section RECITALS C is hereby deleted in its entirety and replaced with the following:

LICENSEE desires to obtain the exclusive right to use the Marks on and in connections with the production, manufacture, distribution and sale in the United States (the “Territory”) of certain coffee, tea and hot cocoa products as described more fully in Section 1 of this Agreement, LICENSOR is willing to grant LICENSEE the right to use the Marks in said Territory, upon the terms and conditions hereinafter set forth:

2)	Section 1. GRANT OF LICENSE is hereby deleted in its entirety and replaced with the following:

LICENSOR hereby grants to LICENSEE, subject to the terms and conditions of this Agreement, an exclusive license to use the Marks solely in the Territory and solely on and in connection with the production, manufacture, distribution and sale of roasted whole bean and ground coffee, tea and hot cocoa products, for distribution at the retail distribution level (the “Products”). The license does not include the right to use the Marks on or in connection with any other products or activity and does not include the right to use the Marks outside of the Territory, All rights not expressly granted herein are retained by LICENSOR. LICENSEE acknowledges that use of the Marks by LICENSOR on a global Internet web site or successor technology to identify Products sold outside the Territory does not violate this Agreement. LICENSEE confirms its understanding that the Territory is limited to the states and possessions of the United States of America and no other country or location.

3)	Section 2(a)(i) ROYALTY PAYMENTS is hereby deleted in its entirety and replaced with the following:

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4)	Section 2(a)(ii) ROYALTY PAYMENTS shall have the following added:

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5)	Except as expressly set forth herein, the terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to be executed by its duly-authorized officer as of the date first above written.

DEL MONTE CORPORATION	COFFEE HOLDING CO. INC.

/s/ Brian Ng	/s/ Andrew Gordon
Signature.	Signature

Brian Ng	Andrew Gordon
Name	Name

Director of Marketing	President & CEO
Title	Title